UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017 (August 23, 2017)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane
Miami Lakes, FL 33016
(Address of principal executive offices) (Zip Code)

(305) 569-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2017, the Board of Directors (the “Board”) of BankUnited, Inc. (the “Company”) unanimously elected Mr. William S. Rubenstein, Esq. as a member of the Board, effective August 23, 2017. In addition, Mr. Rubenstein was elected to the board of directors of BankUnited, N.A., a national bank and wholly owned subsidiary of the Company. Mr. Rubenstein is a retired partner of the New York office of Skadden, Arps, Slate, Meagher & Flom, LLP.

The Board has determined that Mr. Rubenstein is an independent director under the independence standards of the New York Stock Exchange and the Company’s independence standards set forth in its Corporate Governance Guidelines.
There is no arrangement or understanding between Mr. Rubenstein and any other person pursuant to which Mr. Rubenstein was selected as a director. Mr. Rubenstein has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Mr. Rubenstein has not been appointed to serve on a Board committee at this time and the committees to which Mr. Rubenstein may be appointed at a later date have not yet been determined.
In connection with his appointment as a director, Mr. Rubenstein entered into the Company’s standard form of indemnification agreement (the form of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2011 and is incorporated herein by reference).
Mr. Rubenstein will receive compensation for his service as a director in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company's Proxy Statement on Schedule 14A relating to the 2017 Annual Meeting of Stockholders under the heading "Director Compensation" (and such description is incorporated herein by reference). Under these policies and procedures, he will receive an annual retainer fee of $100,000, which will be prorated for 2017 and starting in 2018, he will be eligible to receive restricted common stock as determined by the Compensation Committee of the Board. The Company will reimburse expenses incurred by Mr. Rubenstein to attend Board and committee meetings, educational seminars and other expenses directly related to the Company's business.
A copy of the press release of the Company announcing the appointment of Mr. Rubenstein as a director is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated	August 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 23, 2017	BANKUNITED, INC.

/s/ Leslie N. Lunak
		Name:	Leslie N. Lunak
		Title:	Chief Financial Officer